Exhibit 99.2
Investor Presentation First Quarter 2010 1 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law. 2 2

# CRBC – A Retail Community Bank

## Company Overview

- 49th largest bank holding company in the U.S. ranked by assets
  - $11.7 billion assets and $8.5 billion deposits
  - Presence in 3 Upper Midwest states with 218 branches and 255 ATMs
- Largest bank headquartered in MI
  - #7 deposit market share
  - Top 5 deposit ranking in 18 of 41 MSAs
  - #1 Small Business Administration lender for 2008 & 2009
- Wealth Management business
  - $3.0 billion in assets under administration
- Sold 10 branch Iowa franchise on April 23, 2010 for $50 million cash
- No sub-prime, CDO or CLO exposure

## Total Revenue by Line of Business



11%
5%
6%
78%
Regional Banking
Specialty Consumer
Wealth Management
Specialty Comm.

## Total Revenue by Region



17%
27%
16%
21%
19%
Mid-Michigan
Western MI
Southeast MI
Wisconsin
Other

3

# Premier Michigan Bank

## Regional Banking Structure

218 Branches / 255 ATMs



## Major MSAs

| MSA | Rank | # of Branches | Deposits (millions) | % of Franchise | Market Share (%) |
|---|---|---|---|---|---|
| **Michigan - Major MSAs** | | | | | |
| Flint | 1 | 20 | $2,370 | 27.2 | 50.1 |
| Detroit | 10 | 31 | 1,216 | 14.0 | 1.3 |
| Saginaw | 1 | 15 | 605 | 6.9 | 31.1 |
| Lansing | 3 | 14 | 482 | 5.5 | 10.0 |
| Jackson | 2 | 8 | 411 | 4.7 | 18.7 |
| Ann Arbor | 11 | 6 | 250 | 2.9 | 4.2 |
| Bay City | 2 | 5 | 210 | 2.4 | 19.2 |
| Cadillac | 1 | 7 | 200 | 2.3 | 38.8 |
| Owosso | 3 | 6 | 154 | 1.8 | 23.4 |
| Houghton | 2 | 3 | 112 | 1.3 | 19.6 |
| Sturgis | 3 | 4 | 107 | 1.2 | 15.4 |
| Alpena | 1 | 2 | 99 | 1.1 | 25.2 |
| **Total Michigan** | **7** | **155** | **$7,111** | **81.7** | **4.3** |
| **Non-Michigan - Major MSAs** | | | | | |
| Cleveland, OH | 15 | 12 | $339 | 3.9 | 0.5 |
| Green Bay, WI | 8 | 9 | 230 | 2.6 | 2.8 |
| Appleton, WI | 9 | 6 | 169 | 1.9 | 4.6 |
| Stevens Point, WI | 5 | 2 | 93 | 1.1 | 6.99 |
| Platteville, WI | 8 | 4 | 91 | 1.0 | 7.42 |
| **Total Non-Michigan** | | **60** | **$1,594** | **18.3** | **NA** |

Source: SNL Financial as of 6/30/09, proforma for sale of 10 Iowa branches in 2010

4

Michigan Economy Showing Stabilization Trends Unemployment Trends Michigan experienced a more severe recession than the rest of the 16 country 14 - Started in 2000 12 - 10 Bankruptcy filings of Chrysler, GM and 8 key automotive suppliers 6 - Detroit hardest hit region in the state 4 where Citizens has no presence 2 - Unemployment rate of 14.5% vs. 10.0% — 03 — 04 — 04 — 05 — 0 5 — 06 — 07 — 08 — 0 8 — 09 — 10 n - 03 n — 06 l — 07 n — 09 for the entire U.S. as of December 2009 J a Jul J an J ul Jan J ul J a Jul J an J u Jan J ul J a Jul J an - Fell to 14.1% in March 2010 US Unemployment MI Unemployment Michigan employment trends 4,300 - 4,200 Job losses of 224,600 in 2008 and 210,800 in 2009 4,100 4,000 - Expect employment to remain flat in 2010 and show improvement in 2011 3,900 3,800 - Employment levels have stabilized over 3,700 the last nine months; year over year trends similar to national economy 3,600 - 3,500 Stabilization will create opportunities as 8 08 8 8 9 0 Michigan continues to re-establish itself — 0- 08- 08 — 0- 08- 08- 08 — 08- 08 — 08- 0- 09- 09- 09- 0 9- 09- 09- 09- 09 — 09- 09- 09- 1- 10 Jan y — 0 Jul Jul and strengthen its new core economy Feb M arApr — M aJu n Aug Sep O ctN ov DecJan Feb MarApr May Jun Aug Sep O ctN ov DecJa n Feb Michigan Nonfarm Employment (Seasonally Adjusted) Trend 5 Source: U.S. Bureau of Labor Statistics 5 Michigan Economy Housing Trends Freddie Mac Conventional Mortgage Home Price Index Michigan never 200.00 experienced the national 175.00 housing bubble - Housing prices began falling 150.00 in Michigan prior to rest of Index Value the country 125.00 - Limited additional downside 100.00 remains in prices of homes 1 3 3 1 4 000 0 4010 0 1 0 4 0 2 0 3 0 2 - Michigan home values are 2000 0 3 040 0 5 0 8 090 20 20 2 00202 200320 20 20 2 0060 1 200604 200720 2 009020 just 4.5% over levels ten years ago, while nationally Michigan United States values are 60% higher 100% - Housing permits are up 80% strongly from 2009 lows, 60% though still just a fraction of 40% levels five years ago 20% - Loss severity levels have 0% been fairly consistent over (20%) the past three years (40%) (60%) (80%) 5 6 6 7 9 — 0 — 05 l — 0 — 07 l — 0 — 08 — 0 8 — 0 — 09 Jul n — 0 n — 10 Jan J a J u Ja n J u Jan Ju l Jan Jul J a Year Over Year Change in Housing Permits 6 Source: Freddie Mac 6

Evolving Composition of Michigan Economy Michigan economy has seen a fundamental shift over the past 10 years - Less reliance on automotive and manufacturing sectors As the Michigan economy continues to evolve and stabilize, Citizens is well positioned for a rebound in the non-manufacturing sectors of the economy - Particularly in consumer, small business, and the lower middle market Michigan Employment by Industry February 2000 February 2010 1,000s % 1,000s % Trade, Transportation, and Utilities 775.8 16.9% Government 652.8 17.3% Government 695.4 15.2% Trade, Transportation, and Utilities 624.4 16.6% Professional Services 625.5 13.6% Health Care 533.0 14.2% Other Manufacturing 574.1 12.5% Professional Services 498.2 13.2% Health Care 444.0 9.7% Leisure and Hospitality 348.2 9.3% Motor Vehicle 404.3 8.8% Other Manufacturing 327.8 8.7% Leisure and Hospitality 371.5 8.1% Motor Vehicle 185.9 4.9% Financial Activities 205.2 4.5% Financial Activities 183.8 4.9% Construction 180.4 3.9% Other Services 163.9 4.4% Other Services 172.6 3.8% Construction 95.5 2.5% Information 72.0 1.6% Education Services 91.4 2.4% Education Services 55.1 1.2% Information 51.6 1.4% Mining and Logging 8.6 0.2% Mining and Logging 6.7 0.2% Total Nonfarm 4,584.5 Total Nonfarm 3,763.2 Total Manufacturing 978.4 21.3% Total Manufacturing 513.7 13.7% 7 Source: U.S. Bureau of Labor Statistics 7 Possible Future Regulatory Actions Primary regulators of CRBC and Citizens Bank completed an interim supervisory assessment in February 2010 - Pursuant to their continuous supervisory program that covers most banks of our size and larger - The assessment was based on data as of September 30, 2009 We expect that CRBC and Citizens Bank will become subject to the issuance of a formal administrative action - Based on communications with our primary regulators - Most likely in the form of a written agreement - Due to our high level of non-performing assets and the resulting impact to our earnings We currently do not anticipate that compliance with the administrative action will materially impact our operations - However we can not provide any assurance as to the potential impact of such actions 8 8

# Investment Highlights

| | |
|---|---|
| **Solid Deposit Franchise** | ▪ Attractive Upper Midwest franchise with $8.5 billion in deposits across Michigan and Wisconsin and in the greater Cleveland, Ohio area<br>▪ Leading market share in Michigan MSAs<br>▪ Strong growth in core deposits |
| **Excess Liquidity** | ▪ Strong liquidity supported by diversified funding sources<br>▪ Significant untapped secured borrowing capacity<br>▪ Eliminated need for short-term wholesale funding<br>▪ Over $700 million cash cushion sold to the Federal Reserve daily<br>▪ Suspended trust preferred dividends in 4Q09, in consultation with regulators, saving $4.9 million of cash per quarter<br>▪ Parent company cash resources totaled $110 million at 3-31-10, does not include $50 million from sale of F&M Bank - Iowa |
| **Maintaining Solid Capital Levels** | ▪ Capital ratios are among the highest in peer group and remain key focus with the current economic environment<br>▪ Initiatives enacted to enhance and preserve capital include:<br>– Suspended common stock dividend in 1Q08, saving $88 million annually<br>– $200 million equity raise in 2Q08<br>– Received $300 million of TARP in December 2008 and evaluating conversion opportunities<br>– Exchanged $108 million sub debt and $101 million trust preferreds for $198 million common in 3Q09 with over 75% participation |

9

# Investment Highlights

| | |
|---|---|
| **Proactively Addressing Credit Issues** | ▪ Diligently addressing credit issues<br>– Accelerated the recognition of losses and boosted loan loss reserve levels<br>– Use of third party servicer (PHH) for mortgage and loss mitigation strategies<br>– Tightened underwriting criteria where needed<br>– Announced NPL/ORE residential mortgage loan sale to be completed in 2Q10 |
| **Favorable Growth Opportunities** | ▪ Key selling opportunities continue to exist across the retail delivery channel, small business, and lower middle market<br>▪ Market disruption in Michigan creates environment for good organic growth<br>▪ Positioned to build market share in attractive Midwest MSAs when appropriate |
| **Strong Management Team** | ▪ Management team with broad large bank experience<br>▪ Experienced in managing turnaround / workout situations in difficult operating environments<br>▪ New key senior leaders over the last two years |
| **Attractive Valuation** | ▪ CRBC trades at a significant discount to tangible book value<br>▪ CRBC is well positioned to take advantage of a stabilizing economy<br>▪ CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile<br>▪ Post credit cycle performance goal is 1% ROA |

10

## 1Q10 Highlights

- Pre-tax, pre-provision earnings were up 5% over last quarter
- Watch list was down for the second quarter in a row
- Delinquencies are down 7% from last quarter
  - Lowest levels since March 2007
  - Signal of stable trends
- Non-performing loans and non-performing assets were down
- Expense management continues to help offset elevated credit costs
- Large level of net charge-offs due to non-performing residential mortgage loan and ORE sale
- Closed on sale of F&M Bank – Iowa on April 23,2010 (added approx. $50 million of cash to holding company)

11

## Recent Trends Highlight Core Strength

### Pre-Tax Pre-Provision Core Earnings

| (in millions) | 2Q09 | 3Q09 | 4Q09 | 1Q10 |
|---|---|---|---|---|
| Net loss | $ (337.2) | $ (58.0) | $ (65.4) | $ (76.0) |
| Income tax (benefit) provision | (11.0) | (11.2) | (3.8) | 0.1 |
| Provision for loan losses | 98.9 | 77.4 | 84.0 | 101.4 |
| Goodwill impairment charge | 256.3 | | | |
| Net loss on debt extinguishment | | 15.9 | | |
| Investment securities gains | | | | (6.0) |
| FDIC special assessment | 5.4 | | | |
| Fair-value adjustment on LHFS | 4.4 | 0.9 | 8.7 | 7.7 |
| Fair-value adjustment on ORE | 3.3 | 3.9 | 8.1 | 6.8 |
| Fair-value adjustment on BOLI | | (0.4) | (0.0) | (0.1) |
| Fair-value adjusment on swaps | 0.6 | 1.0 | 1.4 | 0.8 |
| **Pre-Tax Pre-Provision Core Operating Earnings (1)** | **$20.6** | **$29.6** | **$33.1** | **$34.7** |
| **Last 12 Months** | | | | **$117.9** |

(1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle.

12

# Proactive Credit Management

# Majority of Stress from Smallest Portfolio

Portfolio Balances


$10,000
$8,000
$6,000
$4,000
$2,000
$0
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Consumer
Res Mortgage
LH, L Dev & Cons
Income Producing
Owner-Occupied
C & I

30-89 Day Past Due


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

NPLs/ Loans


24%
20%
16%
12%
8%
4%
0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

NCOs/ Avg. Loans (annualized) *


36%
30%
24%
18%
12%
6%
0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

* 4Q09 and 1Q10 include $20 million and $74 million charges, respectively in conjunction with the transfer of loans to LHFS

14

1Q10 Credit Trends Delinquency trends continue to show great progress - Less than 2% of portfolio - At the lowest level since March 2007 Watch list down for the second quarter in a row Solid commercial (non-CRE) loan performance - Past due loans down to 0.83% from 1.95% in 1Q09 and the 4Q08 peak of 2.13% Non-performing loans were down from 4Q09 (net of LHFS transfer) - Transferred non-performing residential mortgage loans to LHFS taking $74.2 million charge - Taking advantage of current market opportunities as we expect further deterioration in these types of loans in the future - Reduced allowance for loan loss after the transfer Allowance for loan losses to total loans of 4.33% is almost double our peer median of 2.20% 15 15 Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans Portfolio Overview 30-89 Day Past Due Small piece of overall portfolio contributing to large portion of ($ in millions) NPLs and NCOs $45 $44 12% Total portfolio is down 59% from 4Q06 balance of $752 million $40 $36 $35 $33 No new Land Hold or Land Development since January 2007 $32 9% Less than 16% of residential development in construction $30 $26 8.2% $25 8.3% Historical severity levels of 40-60% expected to trend to 70% $22 6% $20 7.4% 6.5% 5.7% ($ in millions) Watchlist $15 As of 3/31/10 Portfolio $ % 4.3% 3% $7 $10 $6 Land Hold $39 $29 74% $5 $5 1.6% 2.2% 1.5% Land Development 101 50 50% $0 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Construction 164 54 33% % of Total 18% 12% 21% 13% 13% 4% 14% 4% 3% CRBC 30-89 Days Total High Risk $305 $134 44% % of Total Loans 4% NCOs/ Avg. Loans NPLs/ Loans ($ in millions) $35 35% ($ in millions) $30.9 $120 25% $30 30% $104 $24.6 $100 $25 25% 20% $21.1 31.0% $80 $20 5.6% 20% 17.7% $64 $67 15% $61 $57 $53 $15 6.8% 15% $60 22.1% $52 16.0% 10% $9.1 $39 12.0% $10 $8.3 $8.4 $8.8 10% $40 10.8% 15.5% $31 12.4% 7.5% 5% $5 23.7% 7.9% $2.8 5% $20 8.8% 9.8% 5.9% $0.1 2.8% .2% $0 0% $0 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10% of Total 48% 45% 41% 26% 23% 18% 4% 30% nm 16 % of Total 41% 28% 25% 17% 12% 13% 12% 7% 16% CRBC NPLs CRBC NCOs 16 8

Large Portion of CRE — Manageable Stress Income Producing Portfolio Overview 30-89 Day Past Due Income Producing portfolio is down 2% from 1Q08 ($ in millions) Majority of portfolio inherited from Republic $90 5% acquisition $80 $77 4.9% 4% Historical severity levels of 15-20% expected to $70 $64 trend to 30% $60 $50 4.1% $50 $52 $48 3% ($ in millions) Watchlist $50 $45 3.1% $41 3.4% As of 3/31/10 $ % 3.3% 3.3% $40 3.0% $29 2.7% 2% Michigan $940 $314 33% $30 Ohio 389 132 34% $20 1.9% 1% Wisconsin 86 44 51% $10 Other 117 33 28% $0 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Total $1,532 $523 34% % of Total 16% 25% 23% 27% 27% 29% 24% 26% 36% CRBC 30-89 Days % of Total Loans 21% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $160 $139 10% $30 7% $144 $140 $127 $24.5 $122 6% 9.4% $25 $116 9.1% 8% $21.6 $120 8.4% 6.5% 8.0% 5% $20 $100 7.5% 5.5% $79 6% 4% $15 $12.6 $13.2 $80 $58 3% 4% $7.8 $60 5.1% $10 3.3% 3.5% $7.6 $41 $7.7 2% 3.8% $4.4 $40 2.0% 2.0% $23 2% $5 2.0% 2.6% 1% $20 $0.9 $4.2* 1.2% 1.1% 2.5% $0 0% $0 0% 0.3% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 % of Total 5% 11% 20% 27% 21% 26% 34% 16% 6% % of Total 16% 17% 25% 26% 27% 28% 25% 26% 35% CRBC NCOs 17 CRBC NPLs * Excludes $17.5 million credit write-down in 4Q0817 Large Portion of CRE — Manageable Stress Owner Occupied Portfolio Overview 30-89 Day Past Due Owner Occupied portfolio is down 6% from 1Q08 ($ in millions) $40 $38 $37 5% Underwritten based on historical Citizens criteria $35 Historical severity levels of 25-30% expected to 4% $30 trend to 35% 3.9% 4.0% $25 $24 $25 3% ($ in millions) Watchlist $21 $19 $19 As of 3/31/10 $ % $20 $16 2.5% 2.6% $14 2% Michigan $752 $209 28% $15 2.2% 1.9% 1.9% 1.6% $10 1.5% Wisconsin 100 17 17% 1% $5 Ohio 65 10 15% $0 0% Other 15 1 7% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10% of Total 10% 10% 10% 13% 16% 9% 13% 16% 9% Total $932 $237 25% CRBC 30-89 Days % of Total Loans 13% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $100 10% $9 5% $89 $90 $83 $8 $7.4 9.6% $6.9 4% $80 $71 8.5% 8% $7 $70 $70 $66 $6 7.1% 3% $60 7.3% 6% 7.0% $5 $4.6 3.0% $50 3.0% 1.9% $4 $3.1 2% $3.4 $40 4% $31 $3 $2.4 $2.5 $30 $23 1.4% 1% $18 $2 0.3% 1.3% $20 3.3% 2% $1.3 1.0% $13 1.0% $1 $10 1.8% 0% 2.4% 2.5% ($0.1) 0.5% $0 0% $0 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 ($1) 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 -1% % of Total 9% 10% 8% 10% 15% 14% 14% 18% 22% % of Total n/m 5% 6% 4% 7% 15% 6% 3% 6% 18 CRBC NPLs CRBC NCOs 18 9

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans Portfolio Overview 30-89 Day Past Due Citizens core franchise is performing well due to ($ in millions) portfolio clean-up between 2002 — 2004 $60 3.0% $54 Total portfolio is down 29% from 1Q08 $50 2.5% 2.1% $46 Includes $268 million outstanding & $128 million 2.0% $40 $40 2.0% watch balance of ABL (normal grading) $34 1.5% $29 $29 Historical severity levels of 25-30% expected to $30 1.6% 1.5% 1.1% 1.1% trend to 35% $20 $20 $17 1.0% $15 1.0% ($ in millions) Watchlist 0.9% 0.8% $10 0.5% As of 3/31/10 $ % C&I Loans $1,448 $445 31% $0 0.0% Small Business Loans 377 40 11% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Total $1,825 $485 27% % of Total 21% 15% 13% 19% 19% 20% 11% 11% 11% % of Total Loans 25% CRBC 30-89 Days NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $120 $112 6% $25 5% $22.4 $21.6 $20.1 $100 $92 5.4% 5% $84 $20 4.7% 4% $84 3.9% $80 4.3% 4.4% $70 4% $66 $15 3.4% 3% $12.9 3.6% 3.8% $60 3% 2.8% $40 $33 2.6% $10 2% $8.0 $40 $24 2% $6.8 1.5% $5 1.4% 1% $20 1% 1.3% 1.3% 0.9% $1.4 $0.7 $2.6* $0.6 $0 0% 0.4% $0 0% 0.1% 0.1% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q08 2Q08.1% 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 % of Total 10% 24% 17% 22% 20% 19% 22% 18% 18% % of Total 5% 1% 3% 27% 22% 14% 28% 28% 11% 19 CRBC NPLs CRBC NCOs * Excludes $19.3 million credit write-down in 4Q08 19 Consistent Disciplined Underwriting Residential Mortgage Loans Portfolio Overview 30-89 Day Past Due $187,000 Average loan size ($ in millions) $45 4% 725 Recently refreshed average portfolio FICO score $38 $39 $40 $37 73% Average original LTV $33 $35 $30 3% Portfolio is down 39% since 4Q07 2.4% 3.0% 3.1% $28 $30 3.0% $26 Historical severity level of 35-40% expected to trend to 2.8% $25 2.5% $22 $22 2% 50-55% $20 2.2% 2.5% 2.1% $15 ($ in millions) 1% As of 3/31/10% $10 Michigan $720 82% $5 Ohio 56 6% $0 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Wisconsin 37 4% % of Total 18% 20% 17% 14% 11% 16% 16% 14% 15% Other 64 7% CRBC 30-89 Days Total $877 100% % of Total Loans 12% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $140 14% $90 40% $125 $80.1 $80 35% $120 12% $106 $103 $70 36.5% 30% $100 12.2% 10% $84 $60 25% $80 9.9% 8% $50 9.1% 20% $59 $40 $60 6% $45 15% $40 7.1% $30 $20.6 $40 4% 10% $20 4.7% $18 $10.0 3.2% $1.6 $0.8 $2.2 $6.0 5% $20 3.3% $12 2% $10 6.4% $0.5 $1.7 2.0% 3.7% 2.3% $0 0.5% 0.5% 0.8% 0% $0 0% 1.5% 0.9% 1Q08 2Q08 0.2% 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 % of Total 18% 9% 17% 19% 20% 21% 21% 27% 4% % of Total 10% 30% 2% 2% 2% 4% 14% 7% 68% 20 CRBC NCOs CRBC NPLs 20

Consistent Disciplined Underwriting Direct and Indirect Consumer Loans Portfolio Overview 30-89 Day Past Due Recently refreshed portfolio FICO scores ($ in millions) $50 4% Strong historical delinquency performance $43 $43 $45 $41 Approximately 80% of HE is seasoned 24 months — $40 $37 $37 $35 $35 3% no brokered $35 $33 $33 <28% of HE is 2006 and 2007 vintage $30 2.0% $25 2% Approximately 39% of HE in 1st lien position 1.5% 1.6% 2.1% 1.4% 1.4% 1.9% $20 1.8% 1.9% Expect severity levels to remain consistent $15 1% $10 Avg. $5 Avg. Loan Refreshed As of 3/31/10 $ millions Size FICO $0 0% Home Equity $966 $37,000 750 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 % of Total 18% 17% 15% 15% 15% 22% 22% 28% 26% Indirect 794 22,000 739 CRBC 30-89 Days Other Direct 209 11,900 718 Total $1,969 % of Total Loans 26% NPLs/ Loans NCOs/ Avg. Loans ($ in millions) ($ in millions) $30 4% $14 4% $12.4 $24 $24 $12 $11.5 $25 $23 $10.8 $10.3 $22 3% 3% $10 $9.3 $9.3 $19 $20 $18 $17 $17 $8 $15 $6.6 $5.9 2.4% 2% $15 2% $5.7 2.1% $6 2.0% 2.1% $10 $4 1.5% 1.8% 1% 1% 1.0% 1.0% 1.2% $5 1.1% $2 1.0% 1.2% 1.0% 1.1% 0.7% 0.8% 0.8% 0.8% $0 0% $0 0% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 % of Total 6% 13% 8% 6% 5% 4% 5% 5% 5% % of Total 33% 9% 29% 14% 25% 22% 13% 15% 9% 21 CRBC NCOs CRBC NPLs 21 Strong Balance Sheet 22 11

Maintaining Strong Capital Levels ($ in millions) 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Tier 1 capital $1,161 $1,079 $1,133 $1,067 $980 Qualifying LLR $121 $117 $113 $109 $104 Qualifying capital securities $75 $75 $10 $10 $7 Total risk-based capital $1,357 $1,271 $1,257 $1,186 $1,091 Tier 1 capital $1,161 $1,079 $1,133 $1,067 $980 Qualifying capital securities $ (175) $ (175) $ (74) $ (74) $ (74) Preferred stock $ (268) $ (269) $ (270) $ (272) $ (274) Proforma Tier 1 common equity $718 $635 $789 $721 $632 3/31/10 * Parent Company Cash $220 $164 $120 $111 $110 $160 Total Capital Ratio 14.21% 13.91% 14.23% 13.93% 13.49% 13.79% Tier 1 Capital Ratio 12.16% 11.81% 12.83% 12.52% 12.12% 12.42% Tier 1 Leverage Ratio 9.32% 8.68% 9.63% 9.21% 8.47% 8.82% Tier 1 Common Ratio 7.52% 6.95% 8.94% 8.47% 7.82% 8.01% TCE to TA 5.53% 5.09% 6.71% 6.16% 5.54% 5.79% * Includes the estimated impact of the F&M Bank sale which closed on 4-23-10 TCE — tangible common equity TA — tangible assets 23 23 Significant Cushion over Regulatory Minimums (1) Tangible Tier 1 Total Tier 1 Tier 1 Common ($ in millions) Capital Capital Leverage Common Equity Capital Ratios and Excess Capital at 3/31/10:* Regulatory minimum for “Well-Capitalized” 6.00% 10.00% 5.00% n/a n/a CRBC as of 3/31/10 12.12% 13.49% 8.47% 7.82% 5.54% Excess capital over minimum at 3/31/10 $494.4 $281.8 $400.9 n/a n/a + Pre-Tax Pre-Provision Earnings for the next 7 $175 — $250 quarters through 2011 (Low / High Range) (2) + Capital preserved through additional balance sheet $200 declines and lower loan loss reserve from declining NPLs = Capital Available During this Credit Cycle Through the end of 2011: Excess Capital + PPP: Low Range $869 $657 $776 High Range $944 $732 $851 (1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance (2) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit),provision for loan losses, and any impairment charges (including goodwill, credit write-downs and fair-value adjustments) 24 caused by this economic cycle. * Estimate 24

Factors Behind Excess Liquidity Strong Retail Deposit Growth (in millions) 9,000 $8,645 $8,630 $8,708 $8,527 $8,501 $8,481 $8,111 $8,320 $8,389 $7,936 1,027 1,059 936 670 528 8,000 793 835 918 575 575 7,000 3,171 2,970 2,862 6,000 3,232 3,220 2,733 3,248 3,158 3,308 3,400 5,000 4,000 3,000 4,552 4,686 4,891 4,804 4,829 2,000 4,288 4,369 4,386 4,263 3,961 1,000 0 /0 8 /0 9 /0 9 / 09 1 /07 12 /3 3 /31 6/30/08 9/3 0 /08 12/31/08 3 /31 6 /30 9 /30 12/31/09 3/31/10 Core Deposits Retail CDs Brokered CDs 22% Core Deposit Growth since 12-31-07 25 25 Factors Behind Excess Liquidity Less Reliance on Wholesale Funding (in millions) Loan to Deposit Ratio Declining $10,000 120% $9,000 115% $8,000 110% $7,000 $6,000 105% $5,000 100% $4,000 $3,000 95% $2,000 90% $1,000 $0 85% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Avg. Loans Avg. Deposits Loans/Deposits 26 26 13

# Factors Behind Excess Liquidity
## *Diversified Funding Sources*

**$9.9 billion**



Core Deposits (1) 49.0%
Retail CDs 27.6%
Brokered Deposits 9.5%
FHLB Adv. & Other LT Debt 13.6%
Short Term Debt 0.3%

**Excess Short-term (Liquid) Assets**

**Holding Company**

- Parent company cash resources totaled $109.8 million at 3-31-10. Does not include $50 million from sale of Iowa franchise which closed on 4-23-2010.
- Suspended TARP and trust preferred dividends in 4Q09 saving $20 million in cash annually (expense will still be accrued)
- Other expenses of approximately $5 million annually

**Bank Funding**

- $4.8 billion core deposit funding (49% of total funding or 57% of total deposits)
- Significant untapped secured borrowing capacity
- Sell over $700 million in overnight cash on average to the Federal Reserve daily
- Minimal reliance on short-term funding
- High deposit market share in core markets

(1) Excludes all time deposits

27

# High Quality / Low Risk Securities Portfolio

**Investment Portfolio at March 31, 2010**

($ in millions)

| Type | Book Value | Market Value | TEY* (%) | Duration (years) |
|---|---|---|---|---|
| Gov't & Agencies | $ 80 | $ 82 | 6.24% | 0.49 |
| MBS Agency | 1,233 | 1,272 | 4.03% | 4.72 |
| CMO - Agency | 260 | 264 | 4.14% | 4.70 |
| CMO - Non-agency | 185 | 174 | 4.77% | 4.46 |
| Municipals | 260 | 265 | 4.44% | 2.43 |
| Other/ Money Market Fund | 1 | 1 | 2.02% | 0.03 |
| **Total Available for Sale** | **$ 2,019** | **$ 2,058** | **4.27%** | **4.23** |
| Municipals | $ 113 | $ 115 | 4.10% | 4.66 |
| **Total Held to Maturity** | **$ 113** | **$ 115** | **4.10%** | **4.66** |
| **Total Investment Securities** | **$ 2,132** | **$ 2,173** | | |

($ in millions)

| Credit Rating | Market Value | % of Total |
|---|---|---|
| Gov't & Agency | $ 1,618 | 74.5% |
| AAA | 235 | 10.8% |
| AA | 154 | 7.1% |
| A | 106 | 4.9% |
| BAA1, BAA2 & BAA3 | 16 | 0.7% |
| BA1 & Lower | 8 | 0.4% |
| Non-rated | 36 | 1.7% |
| **Total** | **$ 2,173** | **100.0%** |

- Sold $148 million of municipals in 1Q10, strengthening capital and liquidity positions by improving risk profile
- No OTTI concerns
- Over $1.2 billion in unpledged securities

* Taxable equivalent yield

28

Prudently Built Reserve in Uncertain Economy (in millions) $120 $118 5.0% 500 (in millions) 4.4% 4.3% 4.5% 4.2% $100 4.0% 450 4.0% 400 $81 $81 $80 3.2% 3.5% 350 $71 $69 2.8% 3.0% 300 $60 $49 $50 250 2.3% 2.5% 1.9% $38 $37 200 $40 1.9% $36 2.0% $27 150 $23 $17 1.5% $20 100 $12 $5 $6 $3 1.0% 50 $0 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 0.5% 0 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 - $20 -$17 0.0% Allowance for Loan Losses Non-Performing Loans Net Charge-Offs Reserve Increase Reserve as % of loans 85% increase in allowance while loans decreased 21% since 1Q08 29 29 Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet Allowance for Loan Losses LLR / Loans % (in millions) $336 $5.00% 350 $330 339 $322 4.50% 4 . 66% 4 . 33% 4 . 24% 4 . 10% 300 $280 4.00% $253 3 . 55% 5% 250 3.50% $215 3 . 1 3.00% 2% 200 $174 $179 0% 2 . 4 2.50% 2 . 2 3% 0% 0% 0% 150 1 . 9 1 . 9 2.00% 1 . 8 1 . 7 1 . 66% 100 1.50% 1 . 08% 50 1.00% 0.50% 0 0.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Specific Allocated Risk Allocated F G BC B C T S STSA M IW B SCMA FULTBXS CBSH SUSQTCB C R A S FMERVLY Citizens has proven expertise in credit workout Source: SNL Financial MRQ as of April 30, 2010 30 30

Positioned for Success 31 Business Strategy Grow retail/consumer bank franchise in Michigan and neighboring Midwest states Enhance cross-selling opportunities and customer penetration Focus on small business and lower to middle-market lending with more efficient support and streamlined underwriting - #1 SBA Lender in Michigan for 2008 & 2009 Maintain disciplined expense management Increase fee income Combine big bank resources and capabilities with small bank customer service 32 32 16

# Business Strategy (continued)

- Return to profitability as soon as possible
  - Aggressively work through remaining credit cycle to reduce NPLs, ORE and HFS balances
  - Continue to be disciplined in increasing spreads – deposits and loans
  - Redeploy excess liquidity into higher earning assets vs. Fed Funds
  - Eventually redeploy workout teams
  - Take advantage of the disruption in Michigan as we will rebound faster than our competitors
  - Target of 1% ROA in normalized environment

33

# Why Buy CRBC

**Tangible Common Book Value of $1.59 per share**

**Price/Tangible Book %**



300
250
200
150
100
50
0
268.4
221.0
215.3
192.9
190.0
176.8
166.6
149.3
146.6
130.6
91.5
78.0
47.0
VLY
FMER
TCB
CBSH
BXS
FULT
WBS
SUSQ
ASBC
CMA
MI
CRBC
TSFG
STSA *

- Solid capital and liquidity levels
- Competent team in place
- Forward looking credit priorities
- Simple, focused approach
- ***Positioned to be Michigan's premier bank***

Source: SNL Financial as of 4-30-10
* Not meaningful

34

Appendix 35 35 Operating Results 36 18

Quarterly Financial Performance & Trends (in millions) 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 Net interest income $75.5 $74.0 $79.0 $81.9 $81.2 Provision 63.5 98.9 77.4 84.0 101.4 Noninterest income 18.3 19.9 10.7 14.3 22.4 Noninterest expense 79.1 343.2 81.5 81.4 78.1 Income tax (benefit) provision (3.3) (11.0) (11.2) (3.8) 0.1 Net loss from continuing operations $ (45.5) $ (337.2) $ (58.0) $ (65.4) $ (76.0) Net loss attributable to common $ (49.3) $ (352.6) $ (62.1) $ (70.0) $ (90.3) shareholders From continuting operations: 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 Net loss per common share (diluted) $ (0.40) $ (2.73) $ (0.49) $ (0.18) $ (0.21) Net Interest Margin 2.74% 2.75% 2.99% 3.13% 3.14% 37 37 Non-GAAP Common Equity Ratios ($ in thousands) 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 Total assets $12,982 $12,288 $12,072 $11,932 $11,652 Goodwill (597) (331) (331) (331) (331) Other intangible assets (19) (17) (16) (14) (13) Tangible assets $12,366 $11,940 $11,725 $11,587 $11,308 Total shareholders’ equity $1,567 $1,225 $1,403 $1,331 $1,244 Goodwill (597) (331) (331) (331) (331) Other intangible assets (19) (17) (16) (14) (13) Tangible equity $951 $877 $1,056 $986 $900 Preferred stock (268) (269) (270) (272) (274) Tangible common equity $683 $608 $786 $714 $626 Total shareholders’ equity $1,567 $1,225 $1,403 $1,331 $1,244 Qualifying capital securities 175 175 74 74 74 Goodwill (597) (331) (331) (331) (331) Accumulated other comprehensive income 35 27 3 7 6 Other assets (1) (19) (17) (16) (14) (13) Total Tier 1 capital (regulatory) $1,161 $1,079 $1,133 $1,067 $980 Qualifying capital securities (175) (175) (74) (74) (74) Preferred stock (268) (269) (270) (272) (274) Total Tier 1 common equity (non-GAAP) $718 $635 $789 $721 $632 Net risk-weighted assets (regulatory) (1) $9,550 $9,138 $8,835 $8,516 $8,083 Tangible common equity to tangilbe assets ratio 5.53% 5.09% 6.71% 6.16% 5.54% Tier 1 common equity ratio (non-GAAP) 7.52% 6.95% 8.94% 8.47% 7.82% 38 (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill) 38

## Quarterly Non-Interest Income Trends

| (in thousands) | 1Q 09 | 2Q 09 | 3Q 09 | 4Q 09 | 1Q 10 |
|---|---|---|---|---|---|
| Service charges on deposit accounts | $9,856 | $10,399 | $11,035 | $10,825 | $9,684 |
| Trust fees | 3,318 | 3,402 | 3,852 | 4,211 | 3,795 |
| Mortgage and other loan income | 3,043 | 3,612 | 3,182 | 2,556 | 2,589 |
| Brokerage and investment fees | 1,295 | 1,365 | 1,473 | 1,063 | 933 |
| ATM network user fees | 1,385 | 1,578 | 1,689 | 1,630 | 1,597 |
| Bankcard fees | 1,834 | 2,028 | 1,973 | 1,878 | 2,007 |
| Losses on loans held for sale | (6,152) | (4,350) | (859) | (8,724) | (7,702) |
| Net loss on debt extinguishment | - | - | (15,929) | - | - |
| Investment securities gains | - | 5 | - | - | 6,016 |
| Other income | 3,686 | 1,858 | 4,281 | 833 | 3,474 |
| **Total Non-Interest Income (GAAP)** | **$18,265** | **$19,897** | **$10,697** | **$14,272** | **$22,393** |
| Net loss on debt extinguishment | $ - | $ - | $15,929 | $ - | $ - |
| Investment securities gains | - | (5) | - | - | (6,016) |
| Fair value adjustment on LHFS | 6,152 | 4,350 | 859 | 8,724 | 7,702 |
| Fair value adjustment on BOLI | 235 | - | (360) | (19) | (83) |
| Fair value adjustment on swaps | (2,444) | 583 | 1,018 | 1,449 | 836 |
| **Operating Non-interest Income (Non-GAAP)** | **$22,208** | **$24,825** | **$28,143** | **$24,426** | **$24,832** |

39

## Quarterly Non-Interest Expense Trends

| (in thousands) | 1Q 09 | 2Q 09 | 3Q 09 | 4Q 09 | 1Q 10 |
|---|---|---|---|---|---|
| Salaries and employee benefits | $33,030 | $34,953 | $37,394 | $30,012 | $29,947 |
| Occupancy | 7,592 | 6,529 | 6,446 | 6,156 | 7,461 |
| Professional services | 3,093 | 2,761 | 3,033 | 2,990 | 2,253 |
| Equipment | 2,784 | 2,983 | 2,959 | 2,988 | 3,072 |
| Data processing services | 4,194 | 4,265 | 4,460 | 4,772 | 4,629 |
| Advertising and public relations | 1,418 | 2,266 | 1,878 | 1,551 | 1,297 |
| Postage and delivery | 1,491 | 1,451 | 1,297 | 1,286 | 1,014 |
| Other loan expenses | 5,862 | 6,789 | 6,272 | 5,631 | 5,974 |
| ORE expenses, profits and losses, net | 8,365 | 4,418 | 5,549 | 9,369 | 7,953 |
| Intangible asset amortization | 2,037 | 1,952 | 1,874 | 1,173 | 1,130 |
| Goodwill impairment | - | 256,272 | - | - | - |
| Other expense | 9,190 | 18,611 | 10,304 | 15,440 | 13,373 |
| **Total Non-Interest Expense (GAAP)** | **$79,056** | **$343,250** | **$81,466** | **$81,368** | **$78,103** |
| Goodwill impairment | $ - | $ 256,272 | $ - | $ - | $ - |
| FDIC Special Assessment | - | 5,351 | - | - | - |
| Fair-value adjustment on ORE | 7,991 | 3,308 | 3,925 | 8,089 | 6,763 |
| **Operating Non-Interest Expense (Non-GAAP)** | **$71,065** | **$78,319** | **$77,541** | **$73,279** | **$71,340** |

40

Non-Interest Expense and FTE Reductions Reduced normalized expense run-rate by $53 million from 2007 — 2009 1,154 FTE reduction since 2005 Baseline annual non-interest expense after credit cycle will be approximately $280 — $300 million Number of FTE at end of period 3,500 36% 3,196 decreas 2,940 e 3,000 2,420 2,500 2,149 2,053 2,042 2,000 1,500 1,000 2005* 2006 2007 2008 2009 1Q10 41 * 2005 Proforma: 2,123 Citizens FTE + 1,073 Republic FTE 41 Citizens Has Lower Expense Levels Compared to Peers Even with Elevated ORE & Workout Costs Non-Interest Expense / Average Assets % 4.00% 3.50% 3.00% 2.50% 2.00% 0 6 0 6 0 8 0 8 0 8 3Q094Q0 9 1 0 1 Q052Q053Q0 54Q0 51Q0 62 Q 3 Q 4 Q061 Q072 Q073Q0 74Q0 71 Q 2 Q 3 Q 4 Q081 Q092 Q09 1 Q Citizens* Peer Median Source: SNL Financial * Citizens includes discontinued operations; 1Q05 — 3Q06 is legacy Citizens; 4Q06 is proforma for Republic merger; 42 2Q08 & 2Q09 exclude goodwill impairment charges 42

# Loan Portfolio

# Loan Portfolio Detail
## At March 31, 2010

($ in millions)



By Type
Commercial
$1,825
24%
Commercial
Real Estate
$2,768
37%
Indirect
Consumer
$794
11%
Home
Equity
$966
13%
Residential
Mortgage
$877
12%
Other Direct
Consumer
$209
3%



By State
Iowa, Illinois,
Indiana, and
Minnestoa 6%
Other 4%
Wisconsin 9%
Ohio 11%
Michigan 70%



Michigan
Stratification
by County
All Other
25%
Oakland
23%
Genesee
14%
Wayne 8%
Saginaw 6%
Macomb 5%
Washtenaw 5%
Ingham 4%
Jackson 5%
Bay 3%
Livingtson 2%

44

# Commercial & Consumer Loans
## *3 Year Trends*



Commercial Loans
(in millions)
6,000
5,000
4,000
3,000
2,000
1,000
0
$5,554
$5,488
$4,733
$4,593
2007
2008
2009
3/31/10
Commercial Real Estate
Commercial & Industrial



Consumer Loans
(in millions)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$3,778
$3,475
$3,055
$2,846
2007
2008
2009
3/31/10
Indirect
Direct (primarily home equity)
Mortgage

45

# Commercial Portfolio



Quarterly Trends
(in millions)
6,000
5,000
4,000
3,000
2,000
1,000
0
$5,554
$5,725
$5,706
$5,689
$5,488
$5,266
$5,051
$4,929
$4,733
$4,593
571
587
517
532
435
427
402
391
317
305
979
996
992
985
954
946
973
986
980
932
1,517
1,561
1,566
1,534
1,558
1,554
1,531
1,504
1,514
1,532
2,487
2,581
2,631
2,639
2,541
2,339
2,146
2,047
1,922
1,825
12-31-07
3-31-08
6-30-08
9-30-08
12-31-08
3-31-09
6-30-09
9-30-09
12-31-09
3-31-10
Land Hold, Land Development & Construction
Owner Occupied
Income Producing
Commercial & Industrial

46

# Diversified Granular Commercial Portfolio

**Very Manageable Stress in the Commercial Portfolio**

| Loan size category: | < $5 million | $5 - $10 million | > $10 million | Total |
|---|---|---|---|---|
| **Total Commercial Portfolio** | | | | |
| Total (millions) | $ 3,435 | $ 690 | $ 467 | $ 4,593 |
| # of loans | 10,509 | **101** | **31** | 10,641 |
| Average loan size | $327,000 | $6,835,000 | $15,069,000 | **$432,000** |
| **Accruing Watch List** | | | | |
| Total (millions) | $ 1,116 | $ 200 | $ 63 | $ 1,379 |
| # of loans | 2,197 | **30** | **5** | 2,232 |
| Average loan size | $508,000 | $6,670,000 | $12,660,000 | $618,000 |
| **Delinquencies** | | | | |
| Total (millions) | $ 38 | $ 30 | $ 17 | $ 85 |
| # of loans | 156 | **17** | **2** | 175 |
| Average loan size | $244,000 | $1,759,000 | $8,450,000 | $485,000 |
| **Nonperforming Loans** | | | | |
| Total (millions) | $ 282 | $ 51 | $ 37 | $ 370 |
| # of loans | 656 | **7** | **3** | 666 |
| Average loan size | $430,000 | $7,243,000 | $12,267,000 | $555,000 |

47

# Diversified Granular Commercial Portfolio

**Total Commercial Portfolio at 3/31/10**

| Relationship Size | Total (millions) | # of Relationships | Average Relationship |
|---|---|---|---|
| > $20 million | $230 | 7 | $32,857,000 |
| $10 - $20 million | $610 | 49 | $12,447,000 |
| $5 - $10 million | $907 | 130 | $6,975,000 |
| $1 - $5 million | $1,756 | 831 | $2,113,000 |
| < $1 million | $1,091 | 5,726 | $191,000 |
| **Total** | **$4,593** | **6,743** | **$681,000** |

48

# Commercial Real Estate Portfolio

## At March 31, 2010

**By Type**


($ in millions)
Owner Occupied $932 34%
Income Producing $1,532 55%
Land Hold $39 1%
Constr. $164 6%
Land Development $101 4%

**By Collateral**


21%
13%
13%
12%
9%
4%
4%
4%
16%
Retail
Office
Warehouse/ Industrial
Medical
Multi-Family
Hotel
Residential
Land Development
Gas Station/ C.Store
Vacant Land
Other (<2%)

**By Region**


33%
16%
8%
21%
7%
15%
Southeast MI
Mid-Michigan
Western MI
Ohio
Wisonsin
Other

**By Size**


29%
45%
17%
9%
< $1 million
$1-$5 million
$5-$10 million
> $10 million

# Commercial Loan Concentration and Auto Related Exposure Are Small

- We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50%
- Auto industry loans accounted for only 8.3% of total commercial outstandings
- Auto industry exposure accounted for 10% of total commercial loan exposure

**Loan Concentrations as of 3-31-10** (by NAICS Code)


47%
8%
7%
6%
6%
6%
4%
2%
1%
1%
1%
1%
7%
Real Estate
Manufacturing
Contractors
Wholesale Trade
Health Services
Retail Trade
Travel & Food
Professional Services
Transportation/Warehousing
Agriculture
Arts, Entertainment & Recreation
Other Services

50

Consumer Portfolio Quarterly Trends (in millions) 4,000 $3,778 $3,677 $3,580 $3,542 $3,475 3,500 $3,358 829 $3,251 $3,168 819 $3,055 833 843 3,000 821 $2,846 802 808 825 805 2,500 794 1,520 1,481 2,000 1,453 1,434 1,406 1,362 1,310 1,269 1,224 1,500 1,175 1,000 1,428 1,377 1,294 1,265 1,249 1,194 1,132 500 1,073 1,025 877 0 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Mortgage Direct (primarily home equity) Indirect 51 51 High Quality Consumer Portfolio 26% of total portfolio but only 5% of NPLs Expect losses to be significantly Total less than SCAP levels Commercial & Home Equity, Residential Indirect & Did not originate much in 2006 & Mortgage Other Direct 74% Consumer 2007 26% No brokered or sub-prime loans Strong refreshed FICOs Balance Avg. Loan NPLs Refreshed As of 3/31/10 $ millions Size ($ millions) FICO Home Equity $966 $37,000 $17 (1) 750 Indirect (2) 794 22,000 2 739 Other Direct 209 11,900 718 Total $1,969 $19 % of Total Loans 26% 5% (1) Includes other direct consumer NPLs (2) Indirect loans are RV and marine only (no auto) 52 52 26

# Aggressive Non-Performing Asset Management

## Quarterly Non-Performing Asset Activity

| (in millions) | 1Q09 | 2Q09 | 3Q09 | 4Q09 | 1Q10 |
|---|---|---|---|---|---|
| Beginning NPAs | $438.2 | $549.2 | $603.1 | $607.0 | $594.1 |
| Commercial: | | | | | |
| Additions | 173.0 | 133.4 | 94.1 | 101.0 | 124.8 |
| Payments | (16.2) | (26.5) | (28.9) | (35.3) | (31.0) |
| Returned to accruing status | (32.8) | (22.3) | (7.2) | (10.4) | (10.2) |
| Charge-Offs/ OREO writedown | (31.4) | (37.1) | (56.2) | (104.4) | (33.6) |
| Fair value adjustments | - | - | - | - | - |
| Consumer - net change | 18.4 | 6.4 | 2.1 | 36.2 | (87.9) |
| Ending NPAs | $549.2 | $603.1 | $607.0 | $594.1 | $556.2 |

53

# Non-Performing Loans at March 31, 2010

## $413.6 million or 5.6% of portfolio


($ in millions)
Commercial Real Estate $300.2 72.6%
Commercial $69.7 16.9%
Restructured Loans & 90+ Accruing $7.2 1.7%
Indirect Consumer $2.4 0.6%
Direct Consumer $16.5 4.0%
Residential Mortgage $17.6 4.2%

- Loan loss reserve = $322 million
- Allowance for loan losses to NPLs = 77.9%
- Specific portion of allowance = $82 million
- **ALLL coverage of remaining NPLs = 255%**

## Loss Mitigation & Workout Strategy

- Commercial loan workout teams (>50 FTE) focus on loss mitigation by specific asset classes, with account assignment based on asset liquidation expertise of personnel
- Enhanced collections efforts and administrative discipline improve delinquency and loss mitigation results
- Quarterly internal analysis of industry-related exposures updated based on segments and asset classes facing the greatest potential recessionary impact (i.e. auto-related, income producing real estate)
- Continuously evaluate consumer payment histories and proactively seek to modify loan structures to mitigate potential loss given default

54

# Proven Success in Loan Work Out

- Transferred riskiest assets to LHFS which are written to liquidation values
  - 1Q07 transferred $103.7 million in conjunction with Republic integration, recognized $35.1 million write-down with transfer
  - 2Q08 transferred $127.9 million, recognized $35.1 million write-down, accelerating loss recognition
  - 4Q09 transferred $55.5 million, recognized $20.3 million write-down
  - 1Q10 transferred residential mortgage loans, recognized $74 million in charge-offs
- Continue to work with existing borrowers when appropriate in order to optimize long-term remaining value of collateral



Loans Held For Sale Balances
(in millions)
$120
$110
$100
$90
$80
$70
$60
$50
Net transfer in of $68.6 million
Net transfer in of $92.8 million
Residential mortgage loan sale transfer
Net transfer in of $35.2 million
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

55

# Peer Group Composition

| Company Name | Ticker |
|---|---|
| Associated Banc-Corp | ASBC |
| BancorpSouth, Inc. | BXS |
| Comerica Incorporated | CMA |
| Commerce Bancshares, Inc. | CBSH |
| FirstMerit Corporation | FMER |
| Fulton Financial Corporation | FULT |
| Marshall & Ilsley Corporation | MI |
| South Financial Group, Inc. | TSFG |
| Sterling Financial Corporation | STSA |
| Susquehanna Bancshares, Inc. | SUSQ |
| TCF Financial Corporation | TCB |
| Valley National Bancorp | VLY |
| Webster Financial Corporation | WBS |

56

CITIZENS 57